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                                       SSgA FUNDS

                              SUPPLEMENT DATED JUNE 25, 2001

                               SSgA AGGRESSIVE EQUITY FUND
                            PROSPECTUS DATED DECEMBER 19, 2000
                         (AS SUPPLEMENTED THROUGH APRIL 30, 2001)

Effective immediately, the lead portfolio manager for the SSgA Aggressive Equity Fund has changed as indicated below:

SSgA AGGRESSIVE EQUITY FUND. Mr. Michael Caplan, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Aggressive Equity Fund. Mr. Caplan re-joined State Street Global Advisors in March 2001. Mr. Caplan is the Strategy Leader for the Aggressive Growth Strategy. He has extensive experience in developing actively-managed quantitative investment strategies as well as combining fundamental research information with quantitative analysis. Prior to State Street Global Advisors, he worked as a Portfolio Manager for Independence Investment Associates and MassMutual Life Insurance Company (David L. Babson Inc.). Before that, Mr. Caplan worked for State Street Global Advisors as a member of the US Active Equity Team. Mr. Caplan has been in the investment management field since 1986.

Mr. Caplan is a member of the Boston Security Analyst Society. He has a B.A. in Political Science and an M.B.A. in Finance and Corporate Accounting from the University of Rochester. There are three other portfolio managers assisting with the management of this fund.